UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008 (April 10, 2008)
The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)

Ohio	1-13292	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14111 Scottslawn Road, Marysville, Ohio 43041
(Address of principal executive offices) (Zip Code)
(937) 644-0011
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On April 10, 2008, The Scotts Miracle-Gro Company (the “Company”) learned of a criminal investigation, which the Company understands is being jointly led by the U.S. Department of Justice (“DOJ”), the U.S. Environmental Protection Agency (“USEPA”) and the Ohio Department of Agriculture (“ODA”). Based upon information from representatives of the DOJ and USEPA, as well as the Company’s review of its files, the Company believes that at this time the investigation is focused on the status of registrations of the Company’s products with the USEPA and discrepancies in the files with respect to such registrations. At this time, the Company believes that the federal and state registrations of four products, as well as the labels of those products, are at issue. One of the four products relates solely to the Company’s lawn services business, and another is a retail lawns product, the manufacture of which had previously been discontinued. The other two products, a specialized fertilizer product for Southern lawns and a weed and feed gardens product (Miracle-Gro® Shake ‘n Feed with Weed Preventer All Purpose Plant Food), represent less than 1% of the Company’s total sales. The Company promptly ceased shipping the products covered by the registrations addressed by the investigation.
The Company was in the process of working with the USEPA to establish a plan for a consumer recall of the Miracle-Gro® Shake ‘n Feed with Weed Preventer All Purpose Plant Food product. However, on April 23, 2008, the USEPA issued a press release and a Stop Sale, Use or Removal order with respect to this product and the lawn services product mentioned above. The Company is complying with the USEPA order and issued a press release on April 23, 2008, with respect to the recall. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. The Company is still in the process of determining the cost of the product recall but currently believes that it will be in the range of $5 million to $10 million.
The Company is cooperating with the DOJ, USEPA and ODA in connection with their investigation. There can be no assurance that the ultimate outcome of the investigation will not result in further action, whether administrative, civil or criminal, by the DOJ, USEPA or ODA against the Company.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Shell company transactions:

Not applicable.

(d)	Exhibits:

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on April 23, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: April 24, 2008	By: /s/ David C. Evans

Printed Name: David C. Evans
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 24, 2008
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on April 23, 2008